Balance Sheet Components - Summary of Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Balance Sheet Related Disclosures [Abstract]
2016	$ 115
2017	18
2018	18
2019	18
2020	18
Thereafter	13
Intangible assets, net	$ 200	$ 264